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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported):
                                  December 10, 1997


EquiVantage Acceptance Corp. on behalf of EquiVantage Home Equity Loan Trust 1997-4
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         (Exact Name of Registrant as Specified in its Charter)



            Delaware                333-22343                76-0448074
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    (State of Incorporation)      (Commission           (I.R.S. Employer
                                  File Number)          Identification No.)



   13111 Northwest Freeway, Suite 301, Houston, Texas        77040
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      (Address of Principal  Executive Offices)            (Zip Code)





         Registrant's telephone number, including area code:  (713) 895-1957

                                      No Change
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            (Former Name or Former Address, if Changed Since Last Report)


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    The financial statements of Financial Guaranty Insurance Company ("FGIC")
as of December 31, 1996 and 1995, that are incorporated by reference in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the incorporation by reference of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to EquiVantage Home Equity Loan Asset-Backed Certificates, Series 1997-4, is attached hereto as Exhibit 23.1.

    The audited financial statements of FGIC as of December 31, 1996 and 1995, are incorporated by reference as Exhibit 99.1. The unaudited interim financial statements of FGIC as of September 30, 1997, are attached hereto as Exhibit 99.2.

    Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         23.1      Consent of KPMG Peat Marwick LLP

         99.1      Audited financial statements of FGIC, December 31, 1996 and
                   1995*

         99.2 Unaudited interim financial statements of FGIC as of September 30, 1997













*Incorporated by reference to the Registrant's Current Report on Form 8-K dated September 18, 1997.



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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EQUIVANTAGE ACCEPTANCE CORP.


                             By:  /s/ Elizabeth Folk
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                                  Elizabeth Folk
                                  Senior Vice President



Date:  December 9, 1997